Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - CLP ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
CASH AND CASH EQUIVALENTS
Cash balances	$ 173,228	$ 25,742
Bank balances	137,048,228	245,199,924
Time deposits	319,994,843	454,776,178
Other fixed-income instruments	106,074,991	175,211,855
Total	$ 563,291,290	$ 875,213,699	$ 309,975,140	$ 332,036,013